UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

ATHEROS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50534	77-0485570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5480 Great America Parkway

Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 773-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 15, 2009, Atheros Communications, Inc., a Delaware corporation (“Atheros” or the “Company”), filed a Current Report on Form 8-K to report that on December 15, 2009, the Company acquired all of the outstanding shares of capital stock of Intellon Corporation, a Delaware corporation (“Intellon”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 8, 2009, by and among Atheros, Intellon, Iceman Acquisition One Corporation, a Delaware corporation (“Merger Sub One”), and Iceman Acquisition Two LLC, a Delaware limited liability company (“Merger Sub Two”). Under the terms of the Merger Agreement, (i) Merger Sub One merged with and into Intellon (the “First Step Merger”) in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), and upon consummation of the First Step Merger, Merger Sub One ceased to exist and Intellon continued as the interim surviving corporation of the First Step Merger and a direct wholly-owned subsidiary of the Company and (ii) immediately after the First Step Merger, Intellon merged with and into Merger Sub Two (the “Second Step Merger” and, together with the First Step Merger, the “Merger”) in accordance with the DGCL, and upon consummation of the Second Step Merger, Intellon ceased to exist and Merger Sub Two is the final surviving corporation of the Merger and a direct wholly-owned subsidiary of the Company. This Current Report on Form 8-K/A is being filed to provide the pro forma financial information described under Item 9.01 below. The pro forma financial information is filed as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

In accordance with General Instruction B.3 of Form 8-K, the Company is not including herein the financial statements of Intellon for the nine months ended September 30, 2009 or the fiscal years ended December 31, 2008 and 2007, because they were previously filed in the Company’s Registration Statement on Form S-4, Registration No. 333-162321, as filed with the Securities and Exchange Commission on October 2, 2009, as amended and as declared effective on November 10, 2009.

(b) Pro Forma Financial Information

The required pro forma financial information of the Company as of September 30, 2009 and for the nine months ended September 30, 2009 and for the year ended December 31, 2008, is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2009 and for the year ended December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Atheros Communications, Inc.

Dated: February 4, 2010	By:	/s/ JACK R. LAZAR
Jack R. Lazar
Chief Financial Officer and Vice President of Corporate Development

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2009 and for the year ended December 31, 2008.